EXHIBIT 32.1

CERTIFICATE OF THE PRINCIPAL EXECUTIVE OFFICER
OF ON2 TECHNOLOGIES, INC. (REGISTRANT)
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bill Joll, Chief Executive Officer of the Registrant, certify to the best of my knowledge and belief pursuant to Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

(1) The Quarterly Report on Form 10-Q for the period ended June 30, 2007, which this statement accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

Date: August 14, 2007	/s/ Bill Joll
Chief Executive Officer
On2 Technologies, Inc.
(Principal Executive Officer)